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                                                                   EXHIBIT 10.12

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


This Amendment No. 2 to Employment Agreement (this "Amendment") is made and entered into by and between FTP Software, Inc., a Massachusetts corporation (the "Company"), and Douglas F. Flood ("Employee"), effective as of the 4th day of September, 1997.

WHEREAS, the Company and Employee have entered into an Employment Agreement dated as of July 23, 1996, as amended by Amendment No. 1 to Employment Agreement dated as of June 19, 1997 between such parties (as amended, the "Agreement") (capitalized terms used but not defined herein shall have the meanings specified in the Agreement);

WHEREAS, the Company and Employee desire to extend the term of the Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. EXTENSION OF TERM. The term of the Agreement is hereby extended to December 31, 1997. From and after the date hereof, the term "Term" as used in the Agreement shall mean the period beginning on the Effective Date and ending on December 31, 1997.

2. EFFECT ON AGREEMENT. Except as specifically amended hereby, the Agreement shall continue in full force and effect. From and after the date hereof, references in the Agreement to "this Agreement" shall be deemed to be references to the Agreement as amended hereby.

IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the Company, by its duly authorized representative, and by Employee, effective as of the date first above written.

EMPLOYEE:                                FTP SOFTWARE, INC.


/s/ Douglas F. Flood                     By: /s/ Glenn C. Hazard
-----------------------------                -----------------------------------
Douglas F. Flood                             Glenn C. Hazard
                                             President  and Chief  Executive
                                             Officer